EXHIBIT 10.8

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL, AND THE REGISTRANT TREATS SUCH INFORMATION AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THE SECURITIES TO WHICH THIS SUBSCRIPTION FORM RELATES AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S OF THE U.S. SECURITIES ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THIS SUBSCRIPTION FORM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN THE LIMITED CIRCUMSTANCES PROVIDED HEREIN PURSUANT TO TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SUBSCRIBER FORM

Reference is made to the document entitled “Amended and Restated Offering Document under the Listed Issuer Financing Exemption” of the Issuer (as defined herein) dated February [●], 2026 (the “Offering Document”) amending and restating the offering document dated February 9, 2026. Capitalized terms used in this Subscriber Form and not otherwise defined herein shall have the meanings ascribed to such terms in the Offering Document. The Offering Document can be accessed on SEDAR+ (www.sedarplus.ca) under the Issuer’s profile and on its corporate website (www.bunkerhillmining.com). Prospective investors should read the Offering Document before making an investment decision.

Issuer:	Bunker Hill Mining Corp. (the “Issuer”)

Offered Security:

138,900,000 units, each consisting of one share of common stock of the Issuer (“Common Share”) and one-half of one common share purchase warrant of the Issuer (each full warrant, a “Warrant”) at a price of C$0.18 (each, a “LIFE Unit”) pursuant to the listed issuer finance exemption set forth in Part 5A of National Instrument 45-106 – Prospectus Exemptions, as amended by Coordinated Blanket Order 45-935 – Exemptions from Certain Conditions of the Listed Issuer Financing Exemption (the “Offering”).

Each Common Share is freely tradable immediately following issuance under applicable Canadian securities laws. Each Warrant is transferrable under applicable Canadian securities laws and entitles the holder thereof to acquire one common share (each, a “Warrant Share”) at an exercise price of $0.30 per common share for a period of 36 months from the Closing Date (as defined herein).

The LIFE Units may be sold in the United States and to, or for the account or benefit of, U.S. Persons, to “accredited investors” (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933), pursuant to the exemption from registration provided by Rule 506(b) of Regulation D thereunder and in compliance with any applicable securities laws of any state of the United States. All LIFE Units offered and sold, and all Common Shares and Warrants comprising the LIFE Units, will be “restricted securities” (as defined in Rule 144(a)(3) under the U.S. Securities Act) and will bear a legend to such effect.

The Issuer has granted the Agents (as defined herein) an option to sell up to an additional 20,835,000 LIFE Units, at a price of C$0.18, less any LIFE Units sold and issued pursuant to a concurrent non-brokered private placement offering to be conducted by the Issuer on substantially the same terms as the Offering, exercisable in whole or in part at any time for a period of up to 48 hours prior to the Closing Date.

Concurrent with the Offering, a cornerstone shareholder is expected to exercise existing common share purchase warrants held by such investor, at an exercise price of C$0.17 per warrant, for minimum gross proceeds to the Corporation of C$5,000,000 (the “Warrant Exercise”). The completion of the Offering is conditional upon the completion of the Warrant Exercise.

All Subscribers (as defined herein) are required to complete the accredited investor certificate attached hereto as Schedule “A”.

All Subscribers resident in a jurisdiction outside of Canada and the United States are also required to complete the international purchaser certificate attached hereto as Schedule “B”.

Stock Exchange:	The common shares of the Issuer are listed on the TSX Venture Exchange under the trading symbol “BNKR”.

SUBSCRIBERS - PLEASE COMPLETE THE BELOW TABLE AND DELIVER TO HAYWOOD SECURITIES INC., 700 – 200 BURRARD STREET, VANCOUVER, BC V6C 3L6 BY NO LATER THAN 1:00 PM EST ON FEBRUARY 20, 2026:

Attention: [***]

Email: [***]

OR AS OTHERWISE DIRECTED BY YOUR BROKER

*See defined terms below

Check appropriate blue box with “X”

	Instructions	Subscriber Details
Subscriber Name (the “Subscriber”)	Insert name of beneficial Subscriber (including full legal name if not an individual)
Address	Insert address of Subscriber (including municipality and postal code)
Telephone Number	Insert telephone number of Subscriber
Email Address	Insert email address of Subscriber
Number of LIFE Units	Insert number
Subscription Amount @ C$0.18/Unit	Insert dollar amount	C$
Insider* of the Issuer	Including any person who will become an Insider as a result of purchasing the LIFE Units		YES	NO
Registrant*			YES	NO
Current Holdings in the Issuer	Include all securities (number or principal amount) of the Issuer beneficially held or controlled or directed
U.S. Purchaser*			YES	NO
TSX Venture Exchange Matters

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Director/Officer/Promoter*	Exchange Hold Period* will apply	YES	NO
Consultant*	Exchange Hold Period* will apply	YES	NO
Holder of 10% of the Issuer’s voting rights before AND after Offering	Exchange Hold Period* will apply	YES	NO
Pro Group*		YES	NO
TSXV Form 4C	See page 6 of this subscription document for details If required, complete the Form 4C attached hereto as Schedule “C”.	Previously filed and no change to any of the information in the TSXV Form 4C	Required to be completed	Not applicable

IMPORTANT NOTES:

RESALE RESTRICTIONS

The LIFE Units and the underlying securities are subject to a minimum six-month hold period under United States securities laws (regardless of the domicile of the Subscriber). The LIFE Units and the underlying securities have not been registered under the U.S. Securities Act and are accordingly subject to resale restrictions under the U.S. Securities Act. Physical certificates or direct registration statements (“DRS”) representing the LIFE Units and the underlying securities will be endorsed with appropriate restrictive legends. The Issuer will undertake to file a registration statement (the “Registration Statement”) under the U.S. Securities Act and to cause the Registration Statement to become effective, in order to permit the resale of shares of common stock underlying the LIFE Units without restriction in the United States. There is no guarantee that the Registration Statement to be filed by the Issuer with respect to the shares of common stock underlying the LIFE Units will become effective.

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Representations and acknowledgments

By subscribing to purchase LIFE Units from the Issuer, the Subscriber is deemed to make the following representations, warranties and acknowledgments as at the date hereof and as of the Closing Date, and acknowledges that the Issuer and the Agents are relying thereon:

1.	The Subscriber acknowledges that (i) the terms and size of the Offering are subject to change without notice to the Subscriber, (ii) the Issuer may complete the Offering in one or more tranches, and (iii) the Issuer may complete a concurrent non-brokered private placement on substantially the same terms as set out herein.

2.	The Subscriber is aware of the means of accessing the Offering Document and has had an opportunity to read the Offering Document and understands that the Offering Document does not contain all the information about the Issuer that would be contained in a prospectus;

3.	The Subscriber confirms that it: (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Offered Securities; (ii) is aware of the characteristics of the Offered Securities and understands the risks relating to an investment therein; and (iii) is able to bear the economic risk of loss of its investment in the Offered Securities and understands that it may lose its entire investment in the Offered Securities;

4.	The Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction in which the Subscriber resides, and the subscription for Offered Securities by the Subscriber does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber resides.

5.	Neither the Issuer, the Agents nor any of their respective directors, employees, officers, affiliates or agents has made any written or oral representations to the Subscriber: (i) that any person will resell or repurchase any of the Offered Securities; (ii) that any person will refund all or any part of the Subscription Amount; (iii) as to the future price or value of the Offered Securities; or (iv) other than as set forth herein, that the Common Shares or Warrant Shares will be listed on any exchange or quoted on any quotation and trade reporting system or that any application has been or will be made to list any such securities on any exchange or to have such securities quoted on any quotation and trade reporting system;

6.	The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the transactions contemplated under the Offering Document and that it is not relying on legal or tax advice provided by the Issuer or the Agents or their respective counsel. Legal counsel to the Issuer is acting as counsel to the Issuer and not as counsel to the Subscriber and legal counsel to the Agents is acting as counsel to the Agents and not as counsel to the Subscriber. The Agents are acting solely as agents in connection with the Offering and not as financial or investment advisors to the Subscriber or as agents of the Subscriber.

7.	The funds representing the Subscription Amount which will be advanced by the Subscriber to the Issuer will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this subscription, on a confidential basis, pursuant to the PCMLTFA or the PATRIOT Act. To the best of the Subscriber’s knowledge (a) none of funds representing the Subscription Amount to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

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8.	The Subscriber acknowledges that this subscription requires the Subscriber to provide certain personal information to the Issuer. Such information is being collected by the Issuer for the purposes of completing the Offering, which includes, without limitation, completing filings required by any stock exchange and securities regulatory authority. The Subscriber’s personal information may be disclosed by the Issuer to: (a) the Stock Exchange and other securities regulatory authorities, including in applicable private placement forms, (b) the Canada Revenue Agency or other taxing authorities, and (c) any of the other parties involved in the Offering, including legal counsel to the Issuer and any registered dealer acting in the Offering, and may be included in record books in connection with the Offering. Subscriber information will also be used by the Issuer, the Stock Exchange and other securities regulatory authorities for the following purposes: (i) to conduct background checks and to verify personal information that has been provided about each individual, (ii) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer or its associates or affiliates, (iii) to conduct enforcement proceedings, and (iv) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Stock Exchange, securities laws and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada. The personal information the Stock Exchange collects may also be disclosed: (a) to securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and (b) on the Stock Exchange’s website or through printed materials published by or pursuant to the directions of the Stock Exchange. The Stock Exchange may from time to time use third parties to process information and/or provide other administrative services. The Stock Exchange may share the information with such third-party service providers. By subscribing, the Subscriber is deemed to be consenting in writing to the collection, use and disclosure of the Subscriber’s personal information as described above. The information provided by the Subscriber identifying the name, address, telephone number and email address of the Subscriber, the number of LIFE Units being purchased hereunder, the Subscription Amount, the Closing Date, the exemption that the Subscriber is relying on in purchasing the LIFE Units and the Subscriber’s registrant or Insider status, if applicable, will be disclosed to the securities regulatory authority or regulator in each of the provinces of Canada in which LIFE Units are distributed by the Issuer, and such information is being collected by such securities regulatory authorities and regulators under the authority granted to each of them under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of applicable jurisdictions. The Subscriber hereby authorizes the indirect collection of such information by such securities regulatory authorities and regulators. In the event the Subscriber has any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators, the Subscriber should contact the applicable securities regulatory authority or regulator using the contact information set out below under the heading “Contact Information – Provincial Securities Regulatory Authorities”.

9.	If the Subscriber is not resident in Canada or the United States, the acquisition of the Offered Securities by the Subscriber is being made pursuant to exemptions under, and does not contravene any of the, applicable securities legislation in the jurisdiction in which the Subscriber resides and does not give rise to any obligation to prepare and file a prospectus or similar document or to register or qualify the distribution of the Offered Securities or to be registered with or to file any report or notice with or seek any approvals of any governmental or regulatory authority or to otherwise comply with any continuous disclosure obligations under the applicable securities laws of the jurisdiction in which the Subscriber resides.

10.	The Subscriber agrees to indemnify and hold harmless the sellers of the Offered Securities and the Agents and their respective directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense (including, but not limited to, any and all fees, costs and expenses reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber or Agents to the Issuer in connection herewith being untrue or misleading in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein.

11.	Unless the Subscriber checked “Yes” to being a “U.S. Purchaser”:

a.	the Subscriber is not in the United States or a U.S. Person and is not purchasing the LIFE Units for the account or benefit of a person in the United States or a U.S. Person;

b.	the Subscriber was not offered the LIFE Units in the United States;

c.	the Subscriber did not execute or deliver this Subscriber Form or any purchase order for the LIFE Units in the United States;

d.	the Subscriber did not receive the offer to purchase the LIFE Units as a result of any “directed selling efforts” (as such term is defined in Regulation S under the U.S. Securities Act);

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e.	the Subscriber understands and agrees that the LIFE Units, Common Shares and Warrants comprising the LIFE Units, and the Warrant Shares issuable upon exercise of the Warrants have not been registered under the U.S. Securities Act or any U.S. state securities laws and that the Warrants may not be exercised in the United States or by, or for the account or benefit of, a U.S. Person or a person in the United States, nor may the Common Shares be issued and delivered upon any such exercise, unless exemptions from the registration requirements of the U.S. Securities Act and any applicable U.S. state securities laws are available, and the holder has delivered to the Issuer a legal opinion to such effect in form and substance satisfactory to the Issuer along with other certifications required by Rule 903 of Regulation S;

f.	the Subscriber agrees that it will resell the LIFE Units, Common Shares and Warrants comprising the LIFE Units, and the Warrant Shares issuable upon exercise of the Warrants only in accordance with the provisions of Regulation S under the U.S. Securities Act; pursuant to registration under the U.S. Securities Act; or pursuant to an available exemption from registration; and the Subscriber agrees not to engage in hedging transactions with respect to such securities unless in compliance with the U.S. Securities Act;

g.	the Subscriber understands and acknowledges that the LIFE Units, Common Shares and Warrants comprising the LIFE Units, and the Warrant Shares issuable upon exercise of the Warrants will contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S under the U.S. Securities Act; pursuant to registration under the U.S. Securities Act; or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the U.S. Securities Act; and

h.	the Subscriber understands and agrees that the Issuer is required to refuse to register any transfer of the LIFE Units, Common Shares and Warrants comprising the LIFE Units, and Warrant Shares issuable upon exercise of the Warrants, unless the transfer is made in accordance with the provisions of Regulation S under the U.S. Securities Act; pursuant to registration under the U.S. Securities Act; or pursuant to an available exemption from registration.

12.	The Subscriber appoints the Agents, with full power of substitution, as its true and lawful attorney and agent with the full power and authority in its place and stead to act as its representative at the closing, approve any opinions, certificates or other documents addressed to the Subscriber and provided for by the Agency Agreement, to swear, execute, file and record any document necessary to accept delivery of the LIFE Units on the Closing Date, to terminate this subscription on its behalf in the event that any condition precedent to the Offering has not been satisfied, to execute a receipt for the LIFE Units in respect of which this subscription is accepted and all other documentation, and promptly after the Closing Date to deliver certificates representing the Offered Securities to the Subscriber in accordance with the deliver instructions set forth above.

TSX Venture Exchange Form 4C Instructions

If the Subscriber is not an individual and (i) will hold upon completion of the Offering, 5% or more of the issued and outstanding shares of common stock of the Issuer on a Diluted or Undiluted basis (as defined in the policies of the Stock Exchange); (ii) is, or will upon completion of the Offering be, an Insider (as defined in the policies of the Stock Exchange); or (iii) is an Aggregate Pro Group placee, and a TSXV Corporate Placee Registration Form has not previously been filed with the Stock Exchange or there has been a change to any of the information in the TSXV Corporate Placee Registration Form, the Subscriber must complete, sign and deliver TSXV Form 4C Corporate Placee Registration Form, attached hereto as Schedule “C”.

Defined Terms

-	“Agency Agreement” means the agreement to be entered by the Issuer and the Agents with respect to the Offering;

-	“Agents” means Haywood Securities Inc. as lead agent and sole bookrunner, together with a syndicate of agents.

-	“Closing Date” means the date on which the closing takes place which is to be on or about March 5, 2026 or such earlier or later date as may be agreed up by the Agents and the Issuer;

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-	“Consultant” means, in relation to the Issuer, an individual (other than a director, officer or employee of the Issuer or of any of its subsidiaries) or company that: (a) is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Issuer or to any of its subsidiaries, other than services provided in relation to a Distribution (as defined in the Stock Exchange policies); (b) provides the services under a written contract between the Issuer or any of its subsidiaries and the individual or the company, as the case may be; and (c) in the reasonable opinion of the Issuer, spends or will spend a significant amount of time and attention on the affairs and business of the Issuer or of any of its subsidiaries.

-	“director” means a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions.

-	“Exchange Hold Period” has the meaning ascribed to it in Policy 1.1 of the Stock Exchange.

-	“Insider” means (a) a director or senior officer of the Issuer (or a subsidiary of the Issuer), (b) any person who beneficially owns, directly or indirectly, voting securities of the Issuer or who exercises control or direction over voting securities of the Issuer or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Issuer for the time being outstanding, or (c) a director or senior officer of an Insider of the Issuer.

-	“Offering” means this private placement offering of the Offered Securities.

-	“officer” means the chair or a vice chair of the board of directors, the president, a vice president, the secretary, an assistant secretary, the treasurer, an assistant treasurer, the general manager and any other individual appointed an officer of a corporation or acting in a capacity similar to those specified offices on behalf of an issuer or a registrant.

-	“Pro Group” means a member (brokerage firm) of the Stock Exchange, an employee, partner, officer, director or an ‘affiliate’ (a company controlling or under common control) of a member or an ‘associate’ (a company of which more than 10% of the voting shares are owned or controlled by such person, a partner of such person, a trust or estate of which a substantial beneficial interest is owned or of which such person is a trustee, a spouse or child of such person, or a relative of such person or their spouse living in the same home as such person) of any of the foregoing, and “Aggregate Pro Group” means all persons who are members of any Pro Group whether or not the member is involved in a contractual relationship with the Issuer to provide financing, sponsorship and other advisory services.

-	“promoter” means, if used in relation to an issuer, a person who (a) acting alone or in concert with one or more other persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, or (b) in connection with the founding, organization or substantial reorganization of the business of the issuer, directly or indirectly receives, in consideration of services or property or both, 10% or more of a class of the issuer’s own securities or 10% or more of the proceeds from the sale of a class of the issuer’s own securities of a particular issue, but does not include a person who (c) receives securities or proceeds referred to in paragraph (b) solely (i) as underwriting commissions, or (ii) in consideration for property, and (d) does not otherwise take part in founding, organizing or substantially reorganizing the business.

-	“Registrant” means a dealer, adviser, investment fund manager, or mutual fund manager, or a registered representative, advising representative, dealing representative, ultimate designated person or chief compliance officer of a dealer, adviser, investment fund manager, or mutual fund manager, as those terms are used in Canadian securities laws, or a person registered or otherwise required to be registered under Canadian securities laws.

-	“Stock Exchange” means the TSX Venture Exchange.

-	“Subscriber” means the purchaser of Offered Securities hereunder.

-	“Subscription Amount” the purchase price of the LIFE Units being purchased by the Subscriber.

-	“U.S. Person” has the meaning ascribed to it in Regulation S under the U.S. Securities Act. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any agency or branch of a foreign entity located in the United States; (v) any non discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vi) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (vii) any partnership or corporation organized or incorporated under the laws of any non U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act unless it is organized or incorporated, and owned, by accredited investors (as defined by Rule 501(a) of the U.S. Securities Act) who are not natural persons, estates or trusts.

-	“U.S. Purchaser” means (a) any Subscriber that is a U.S. Person or is in the United States, (b) any person purchasing securities for the account or benefit of any person in the United States or a U.S. Person, (c) any person that receives or received an offer of the Offered Securities while in the United States, and (d) any person that is in the United States at the time the Subscriber’s buy order was made.

-	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

-	“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

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SCHEDULE “A”

ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED BY ALL PURCHASERS RESIDENT IN ALL JURISDICTIONS

IMPORTANT: All $ amounts in this Schedule “A” refer to the lawful currency of the United States

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Haywood Securities Inc. (the “Lead Agent”) for and on behalf of a syndicate of agents (collectively, the “Agents”) and all applicable U.S. registered broker-dealer affiliates of the Agents (collectively, the “U.S. Affiliates”)

Reference is made to the subscription form between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Form”). Upon execution of this Accredited Investor Certificate by the Purchaser, this Accredited Investor Certificate shall form a part of the Subscription Form. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Form.

In connection with the proposed purchase of the LIFE Units, the undersigned represents and warrants to, and covenants with, the Company, the Agents and, as applicable, the U.S. Affiliates on the date hereof and on the Closing Date, as follows:

(a)	the Purchaser understands and acknowledges that:

(i)	the LIFE Units, and the underlying securities, have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and that the sale contemplated hereby is being made in reliance on the exemption from such registration requirements provided by Rule 506(b) of Regulation D under the U.S. Securities Act and similar exemptions under applicable state securities laws;

(ii)	the LIFE Units, and the underlying securities, may not be offered or sold except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states, or pursuant to available exemptions therefrom; and

(iii)	the Purchaser will not engage in any “directed selling efforts” (as defined by Rule 902(c) of Regulation S under the U.S. Securities Act) in the United States in respect of the LIFE Units, and the underlying securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities;

(b)	the Purchaser is resident in the jurisdiction set out under the “Purchaser’s Address” on page 2 hereof, which is the address at which the Purchaser received and accepted the offer to purchase the LIFE Units;

(c)	if the Purchaser decides to offer, sell or otherwise transfer any of the LIFE Units or the underlying securities, it will not offer, sell or otherwise transfer any of such LIFE Units or underlying securities, directly or indirectly, unless the sale is:

(i)	to the Company;

(ii)	made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

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(iii)	made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (ii), (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in each case in form and substance reasonably satisfactory to the Company;

(d)	it understands and acknowledges that the LIFE Units and the underlying securities will be “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates or DRS representing the underlying securities will bear a legend (the “U.S. Legend”) in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [For warrants Include: and the securities issuable upon exercise hereof] HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that the legend may be removed by delivery to the Company and the Company’s registrar and transfer agent of an opinion of counsel of recognized standing or other evidence of exemption in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(e)	The Purchaser understands and acknowledges that the Company is a “domestic issuer” within the meaning of Regulation S under the U.S. Securities Act, and that therefore, the U.S. Legend cannot be removed in connection with a resale of securities pursuant to Rule 904 of Regulation S under the U.S. Securities Act.

(f)	The Warrants may not be exercised unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states of the United States, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; provided that a holder of Warrants (a “Warrantholder”) will not be required to deliver an opinion of counsel in connection with its due exercise of the Warrants that comprise part of the LIFE Units purchased pursuant to the Offering, for its own account or for the account of the original beneficial purchaser, if any, at a time when the Warrantholder and such original beneficial purchaser, if any, are Accredited Investors and its representations and warranties contained in this Accredited Investor Status Certificate remain true and correct with respect to the exercise of the Warrants and the holder represents to the Company as such.

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(g)	Upon the original issuance of the Warrants and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates or DRS representing the Warrants, and all certificates or DRS issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.”

(h)	the Purchaser consents to the Company making a notation on its records or giving instruction to its registrar and transfer agent in order to implement the restrictions on transfer and exercise with respect to the securities set forth and described herein;

(i)	the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the securities and it is able to bear the economic risk of loss of its entire investment;

(j)	the Purchaser certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the LIFE Units;

(k)	the Purchaser acknowledges that the Issuer has provided to the Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the securities;

(l)	the Purchaser has not purchased the LIFE Units as a result of any form of “general solicitation or general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television, or the internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	the Purchaser is and will be acquiring the LIFE Units for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution of the securities and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the LIFE Units has any intention to distribute either directly or indirectly the securities to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of such securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an applicable exemption from such registration requirements;

(n)	no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the securities;

A-3

(o)	the funds representing the purchase price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to the subscription agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith; and

(p)	the Purchaser, and if applicable, each Beneficial Purchaser for whose account it is purchasing the LIFE Units, is an “accredited investor” that satisfies one or more criteria set forth in Rule 501(a) of Regulation D (an “Accredited Investor”), and the Purchaser has initialled the category of Accredited Investor applicable to the Purchaser and the Beneficial Purchaser (please place your initials and a P (denoting Purchaser) and, if applicable, a BP (denoting Beneficial Purchaser) on the appropriate line(s)):

___	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity.

___	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity.

___	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

___	Category 4.	An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

___	Category 5.	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940.

___	Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act.

___	Category 7.	An investment company registered under the Investment Company Act of 1940, as amended.

___	Category 8.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended.

___	Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

___	Category 10.	A rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

___	Category 11.	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000.

A-4

___	Category 12.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors.

___	Category 13.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

___	Category 14.	An organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000.

___	Category 15.	A director, executive officer or general partner of the Company.

___	Category 16.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Form, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated by the accompanying Subscription Form exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability).

___	Category 17.	A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

___	Category 18.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

___	Category 19.	An entity in which each of the equity owners meets the requirements of one of the above categories – if this category is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

___	Category 20.	Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status.

___	Category 21.	Any natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

___	Category 22.

Any “family office,” as defined in rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940:

(i) With assets under management in excess of US$5,000,000,

(ii) That is not formed for the specific purpose of acquiring the securities offered, and

(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

___	Category 23.	Any “family client,” as defined in rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, of a family office whose prospective investment in the issuer is directed by such family office.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Accredited Investor Certificate are made with the intent that they may be relied upon by the Company, the Agents, the U.S. Affiliates (as applicable) and their respective counsel to, among other things, determine the Purchaser’s eligibility to purchase the LIFE Units, including without limitation the availability of an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws in connection with the issuance of the securities to the Purchaser. The Purchaser further covenants that by accepting the LIFE Units, the Purchaser will be representing and warranting that such representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Purchaser at such Closing Date. The Purchaser undertakes to immediately notify the Company, the Agents, the U.S. Affiliates (as applicable) of any change in any statement or other information relating to the Purchaser set forth herein that takes place prior to the Closing Date.

All monetary references in this Schedule only are in Canadian dollars.

[Signature page follows.]

A-5

DATED as of this ________ day of _________________, 2026.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

A-6

SCHEDULE “B”

INTERNATIONAL PURCHASER CERTIFICATE

TO BE COMPLETED BY PURCHASERS RESIDENT IN A JURSIDICTION OUTSIDE OF CANADA AND THE UNITED STATES

TO:	Bunker Hill Mining Corp. (the “Company”)

AND TO:	Haywood Securities Inc. (the “Lead Agent”) for and on behalf of a syndicate of underwriters (collectively, the “Agents”)

Reference is made to the subscription form between the Company and the undersigned dated as of the date hereof (the “Subscription Form”). Terms not otherwise defined herein have the meanings attributed to them in the Subscription Form. In connection with the purchase of the LIFE Units by the undersigned purchaser (the “Purchaser”) or, if applicable, on behalf of any disclosed beneficial purchaser (“Disclosed Beneficial Purchaser”), the Purchaser hereby represents, warrants, covenants and certifies to the Company and the Underwriters that:

1.	The Purchaser is resident in a jurisdiction outside Canada and the United States (the “International Jurisdiction”) or is otherwise subject to the laws of an International Jurisdiction.

2.	The Purchaser complies with the requirements of all applicable Securities Laws in the applicable International Jurisdiction and will provide such evidence of compliance with all such matters as the Company and the Underwriters may request.

3.	Upon execution of this International Purchaser Certificate by the Purchaser, this International Purchaser Certificate will be incorporated into and form a part of the Subscription Agreement.

4.	The Purchaser is: [check the box that applies]

☐	(a)	purchasing the LIFE Units as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Securities; or

☐	(b)	is acting as agent for one or more beneficial purchasers disclosed on page 2 of the Subscription Form, each disclosed beneficial purchaser is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the LIFE Units.

5.	The Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the International Jurisdiction having application or jurisdiction over the Purchaser and which would apply to the acquisition of the LIFE Units.

6.	The Purchaser is purchasing the LIFE Units pursuant to exemptions from prospectus, registration or similar requirements under applicable Securities Laws or, if such is not applicable, the Purchaser is permitted to purchase the LIFE Units under the applicable Securities Laws of the International Jurisdiction without the need to rely on exemptions, and the Company does not have any filing obligations in that International Jurisdiction.

7.	Applicable laws of International Jurisdictions do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in that International Jurisdiction in connection with the issue and sale or resale of the Purchaser’s Offered Securities.

8.	The Purchaser is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in a completed and executed certificate certifying the same that has been delivered concurrently to the Company and the Agents with this certificate.

[Signature page follows.]

B-1

DATED as of this ________ day of ________________, 2026.

Name of Purchaser (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)

B-2

SCHEDULE “C”

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: ____________________________________________________________________________

(b)	Complete Address: ___________________________________________________________________

(c)	Jurisdiction of Incorporation or Creation: __________________________________________________

2.	(a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? _____________________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada:
(Yes/No)?________________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

FORM 4C	CORPORATE PLACEE REGISTRATION FORM	Page 1
(as at June 14, 2010)

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at_____________________________________________

on__________________________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

FORM 4C	CORPORATE PLACEE REGISTRATION FORM	Page 2
(as at June 14, 2010)

Contact Information – Provincial Securities Regulatory Authorities

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

Public official contact: FOIP Coordinator

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Public official contact: Superintendent of Securities

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: FOI-privacy@bcsc.bc.ca

Public official contact: FOI Inquiries

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593-8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact: Inquiries Officer

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2561

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Public official contact: Director

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Public official contact: Superintendent of Securities

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Public official contact: Chief Executive Officer and Privacy Officer

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Public official contact: Secrétaire Générale

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700, Confederation Building

2nd Floor, West Block, Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Public official contact: Superintendent of Securities

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5842

Facsimile: (306) 787-5899

Public official contact: Director

Government of the Northwest Territories Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 767-9305

Facsimile: (867) 873-0243

Public official contact: Superintendent of Securities

Government of Yukon Department of Community Services

Office of the Superintendent of Securities

307 Black Street

Whitehorse, Yukon Y1A 2N1

Telephone: 867-667-5466

Facsimile: (867) 393-6251

Email: securities@gov.yk.ca

Public official contact: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Public official contact: Executive Director